UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2004

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is filed to report, among other things, that the Registrant’s dismissal of its former independent accountants became effective as of March 30, 2004, the date upon which the Registrant filed its Form 10-K for the fiscal year ended December 31, 2003.

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

(a)                                  Previous Independent Accountants

(i)                                     On February 23, 2004, MarkWest Hydrocarbon, Inc. dismissed PricewaterhouseCoopers LLP as its independent accountants effective upon the filing of the Registrant’s Form 10-K for the fiscal year ended December 31, 2003.  The Registrant’s Form 10-K was filed on March 30, 2004.  The Registrant’s Audit Committee of the Board of Directors participated in, recommended and approved the decision to change independent accountants.

(ii)                                  The reports of PricewaterhouseCoopers LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)                               In connection with its audits for the two most recent fiscal years and through March 30, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on financial statements for such years.

(iv)                              During the two most recent fiscal years and through March 30, 2004, there have been no “Reportable Events” (as defined in Regulation S-K, Item 304(a)(1)(v)) other than as disclosed in the Registrant’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2003, in respect of internal controls and procedures related to the reporting of certain hedge transactions entered into with a related party.   As previously disclosed, once the reporting deficiency was discovered, the Registrant’s Audit Committee retained PricewaterhouseCoopers LLP to assist it in assessing if there were any material deficiencies in the Registrant’s disclosure controls and procedures.  Following the performance of its review, PricewaterhouseCoopers LLP provided a report to the Audit Committee that the deficiency constituted a material weakness under Statement of Auditing Standards No. 60.  The Audit Committee addressed the hedging disclosure omission by directing the Registrant not to enter into any future related party hedging transactions and by implementing enhanced procedures designed to identify any related party transaction that might require disclosure.  The Registrant has authorized PricewaterhouseCoopers LLP to respond fully to any inquiries that the Registrant’s prospective new principal independent accountants may have in connection with such related party transactions and such enhanced disclosure procedures.  Additionally, as disclosed in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003, PricewaterhouseCoopers LLP identified to the Registrant’s management and Audit Committee in connection with the audit for fiscal 2003 certain deficiencies in the Registrant’s internal controls that, when considered collectively, may be considered a material weakness.  Information regarding such deficiencies is incorporated herein by reference to Item 9A (Controls and Procedures) of the Registrant’s Form 10-K filed with the SEC on March 30, 2004.

(v)                                 The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated April 5, 2004, is filed as Exhibit 16 to this Form 8-K/A.

(b)                                 New Independent Accountants

The Registrant is in the process of interviewing prospective independent accountants and expects to announce its decision as to the engagement of its new independent accountant in the near future.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 5, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date:	April 6, 2004	By:	/s/ Ted S. Smith
Ted S. Smith,
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated April 5, 2004.